Exhibit 10.5(a)

        SECOND AMENDMENT
TO THE
AMENDED AND RESTATED AGREEMENT
FOR CRS ACCESS AND RELATED SERVICES

This SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT FOR CRS ACCESS AND RELATED SERVICES (this "Amendment"), dated as of January 28, 2004 ("Amendment Effective Date"), is between Worldspan, L.P., a Delaware limited partnership, ("Worldspan") and Orbitz, LLC, a Delaware limited liability company ("Orbitz").

WHEREAS, Orbitz and Worldspan entered into that certain Amended and Restated Agreement for CRS Access and Related Services dated as of November 1, 2001 and as amended effective as of December 13, 2002 and December 23, 2002 ("Agreement"); and

WHEREAS, Orbitz and Worldspan desire to amend the Agreement as set forth herein;

NOW, THEREFORE, Orbitz and Worldspan hereby agree to amend the Agreement as follows:

1.
Section 5.3 of the Agreement is hereby amended by adding the following sentence to the end of said section:

  "Worldspan will provide weekly booking segment data to Orbitz effective with the week commencing on February 15, 2004, subject to the Parties' mutual agreement on the content of the data and subject to the data being reconciled at the end of each calendar month."

2.
The definition of Material Service Level Failure in Paragraph 26(a) of Schedule A of the Agreement is amended to provide as follows:

  "(a) The Monthly System Availability of the Worldspan System is below [***]% for any [***] calendar months in any period of [***] consecutive calendar months during the Term of this Agreement."

3.
This Amendment shall be construed in connection with and as part of the Agreement, and except as expressly modified above, all of the provisions of the Agreement are hereby ratified and shall be and remain in full force and effect.

4.
This Amendment may be executed in multiple counterparts, each of which will be an original and all of which will constitute one and the same instrument.

5.
Any and all notices, requests, orders and other instruments executed and delivered after the execution of this Amendment may refer to the Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

IN WITNESS WHEREOF, each of Orbitz and Worldspan has caused this Amendment to be executed by its duly authorized representative as of the date first above written.

Orbitz, LLC		Worldspan, L.P.
By:	/s/ GARY DOERNHOEFER	By:	/s/ R. GANGWAL
Title:	V.P. & GENERAL COUNSEL	Title:	CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

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